Brighthouse Financial Long-Term Statutory Free Cash Flow (“FCF”) Projections September 20, 2023 Note: All references to statutory free cash flows within this document are projected. Actual results may differ. See “Note regarding forward-looking statements” on slide 2 for additional information.

Note regarding forward-looking statements This presentation and other oral or written statements that we make from time to time contains information that includes or is based upon forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve substantial risks and uncertainties. We have tried, wherever possible, to identify such statements using words such as “anticipate,” “estimate,” “expect,” “project,” “may,” “will,” “could,” “intend,” “goal,” “target,” “guidance,” “forecast,” “preliminary,” “objective,” “continue,” “aim,” “plan,” “believe” and other words and terms of similar meaning, or that are tied to future periods, in connection with a discussion of future operating or financial performance. In particular, these include, without limitation, statements relating to future actions, prospective services or products, financial projections, future performance or results of current and anticipated services or products, sales efforts, expenses, the outcome of contingencies such as legal proceedings, as well as trends in operating and financial results. In particular, this presentation contains estimates of the impact of various market factors, under certain scenarios, on the projected generation of statutory free cash flow from our insurance subsidiaries, Brighthouse Life Insurance Company and New England Life Insurance Company (referred to as “statutory free cash flow projections”). Such statutory free cash flow projections are estimates and are not intended to predict our future results and performance, including the performance of our hedging program. Actual future results may differ from those shown, including as a result of changes in the operating and economic environments and natural variations in experience. The scenarios underlying our statutory free cash flow projections were selected for illustrative purposes only, and we do not view any one scenario as any more or less probable than any of the other illustrative scenarios. The scenarios are based on a number of assumptions as to the future and do not purport to address all of the many factors that may be relevant. The statutory free cash flow projections as of June 30, 2023 reflect market returns and interest rates starting from June 30, 2023 and no assurance can be given that future experience will be in line with the assumptions made. The statutory free cash flow projections based on YE 2021 shown on slide 6 of this presentation reflect market returns and interest rates starting from December 31, 2021 and also reflect the following assumptions: (i) Normal Scenario – separate account (“SA”) returns of 6.5% and the 10-year UST mean reversion to 3.0% by 2031; (ii) Moderate Scenario – SA returns of 4.0% and interest rates follow the forward curve; and (iii) Adverse Scenario – 25% equity shock, then 6.5% SA returns and 10-year UST drop to 0.5% and increasing to 0.8% over ten years. See also “Risk Factors — Risk Related to Our Business — Our analyses of scenarios and sensitivities that we may utilize in connection with our variable annuity risk management strategies may involve significant estimates based on assumptions and may, therefore, result in material differences between actual outcomes and the sensitivities calculated under such scenarios” in our Annual Report on Form 10-K for the year ended December 31, 2022 (the “2022 Form 10-K”). Any or all forward-looking statements may turn out to be wrong. They can be affected by inaccurate assumptions or by known or unknown risks and uncertainties. Many such factors will be important in determining the actual future results of Brighthouse Financial. These statements are based on current expectations and the current economic environment and involve a number of risks and uncertainties that are difficult to predict. These statements are not guarantees of future performance. Actual results could differ materially from those expressed or implied in the forward-looking statements due to a variety of known and unknown risks, uncertainties and other factors. Although it is not possible to identify all of these risks and factors, they include, among others: differences between actual experience and actuarial assumptions and the effectiveness of our actuarial models; higher risk management costs and exposure to increased market risk due to guarantees within certain of our products; the effectiveness of our variable annuity exposure risk management strategy and the impact of such strategy on volatility in our profitability measures and negative effects on our statutory capital; material differences between actual outcomes and the sensitivities calculated under certain scenarios that we may utilize in connection with our variable annuity risk management strategies; the impact of interest rates on our future universal life with secondary guarantees policyholder obligations and net income volatility; the potential material adverse effect of changes in accounting standards, practices or policies applicable to us, including changes in the accounting for long-duration contracts; loss of business and other negative impacts resulting from a downgrade or a potential downgrade in our financial strength or credit ratings; the availability of reinsurance and the ability of the counterparties to our reinsurance or indemnification arrangements to perform their obligations thereunder; heightened competition, including with respect to service, product features, scale, price, actual or perceived financial strength, claims-paying ratings, credit ratings, e-business capabilities and name recognition; our ability to market and distribute our products through distribution channels; any failure of third parties to provide services we need, any failure of the practices and procedures of such third parties and any inability to obtain information or assistance we need from third parties; the ability of our subsidiaries to pay dividends to us, and our ability to pay dividends to our shareholders and repurchase our common stock; the risks associated with climate change; the adverse impact of public health crises, extreme mortality events or similar occurrences on our business and the economy in general; the impact of adverse capital and credit market conditions, including with respect to our ability to meet liquidity needs and access capital; the impact of economic conditions in the capital markets and the U.S. and global economy, as well as geopolitical events, military actions or catastrophic events, on our profitability measures as well as our investment portfolio, including on realized and unrealized losses and impairments, net investment spread and net investment income; the financial risks that our investment portfolio is subject to, including credit risk, interest rate risk, inflation risk, market valuation risk, liquidity risk, real estate risk, derivatives risk, and other factors outside our control; the impact of changes in regulation and in supervisory and enforcement policies or interpretations thereof on our insurance business or other operations; the potential material negative tax impact of potential future tax legislation that could make some of our products less attractive to consumers or increase our tax liability; the effectiveness of our policies, procedures and processes in managing risk; the loss or disclosure of confidential information, damage to our reputation and impairment of our ability to conduct business effectively as a result of any failure in cyber- or other information security systems; whether all or any portion of the tax consequences of our separation from MetLife, Inc. are not as expected, leading to material additional taxes or material adverse consequences to tax attributes that impact us; and other factors described from time to time in documents that we file with the U.S. Securities and Exchange Commission (the “SEC”). For the reasons described above, we caution you against relying on any forward-looking statements, which should also be read in conjunction with the other cautionary statements included and the risks, uncertainties and other factors identified in the 2022 Form 10-K, particularly in the sections entitled “Risk Factors” and “Quantitative and Qualitative Disclosures About Market Risk,” as well as in our other subsequent filings with the SEC. Further, any forward-looking statement speaks only as of the date on which it is made, and we undertake no obligation to update or revise any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events, except as otherwise may be required by law. 2

Executive summary 3 • Business mix shift continues to drive increase in franchise value • Improved risk profile with significant low interest rate protection added in 2022 • More predictable statutory free cash flow • Anticipate subsidiary dividends across a range of scenarios

Meaningful shift toward less capital-intensive business 4 2023* VA Capital IntensiveVariable Annuity (“VA”) Non-Capital Intensive Shield Fixed & Income Fixed Index Annuity 2016 Annuity account value by product type 2027E 49% 36% 2% 13% 36% 24% 23% 13% 4% *As of 6/30/2023 27% 18%40% 9% 6%

Meaningful statutory FCF across scenarios


Cumulative 5 Years
Cumulative 10 Years
$ in billions
~$2.0
$6.0 - $8.0
~$1.5
$5.0 - $7.0
~$1.0
$2.0 - $4.0
Normal Scenario
SA return of 6.5%
10-year UST to 3.75% in 10 years
Moderate Scenario
SA return of 4.0%
Interest rates follow the forward curve
Adverse Scenario
25% equity shock, then 6.5% SA return
10-year UST shock to 1.0%
Material credit downturn

Brighthouse FINANCIAL

Note: Scenarios assume separate account ("SA") returns, interest rates, including the 10-year U.S. Treasury ("UST"), and in-force book of business as of 6/30/2023. Amounts exclude certain regulatory approved cash flows, other than dividends. Actual results may differ. See "Note regarding forward-looking statements" on slide 2 for additional information.

5

Substantial improvement in statutory FCF predictability 6 Years Normal Moderate Adverse Moderate / Normal Adverse / Normal 1 to 5 ~$2.6B ~$0.2B $0.0B ~10% NM(2) FCF Projections Based on YE 2021(1) Years Normal Moderate Adverse Moderate / Normal Adverse / Normal 1 to 5 ~$2.0B ~$1.5B ~$1.0B ~75% ~50% FCF Projections Based on 6/30/2023(3) (1) See “Note regarding forward-looking statements” on slide 2 for additional information on assumptions for YE 2021 scenarios. (2) NM – Not meaningful. (3) See slide 5 for assumptions for 6/30/2023 scenarios.

Key takeaways 7 • Business mix shift continues to drive increase in franchise value • Improved risk profile with significant low interest rate protection added in 2022 • More predictable statutory free cash flow • Anticipate subsidiary dividends across a range of scenarios